May 28, 2014

DBX ETF TRUST

db X-trackers Harvest CSI 300 China A-Shares Fund

(the “Fund”)

Supplement to the Statement of Additional Information

dated November 4, 2013

Effective May 20, 2014, the following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Investment Adviser and Sub-Adviser”:

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser on a monthly basis a fee calculated pursuant to the following formula: the Fund’s advisory fee, as disclosed in the then-current prospectus, less 20 basis points, divided by two. Currently, the Adviser pays the Sub-Adviser at the annual rate of 0.30%.

Please retain this supplement for future reference.